UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2010

                              LAPORTE BANCORP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                   001-33733                      26-1231235
  --------------------------    ---------------------           ---------------
(State or Other Jurisdiction)   (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                                    46350
---------------------------------------------                           -----
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

     The 2010 Annual Meeting of Stockholders of LaPorte Bancorp, Inc. (the "Company") was held on May 11, 2010 (the "Annual Meeting"). The matters considered and voted on by the Company's stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1. The election of three directors, each for a three-year term.

------------------ --------------------- ------------------- -------------------
Nominee              Shares Voted For       Shares Withheld     Broker Non-Votes
------------------ --------------------- ------------------- -------------------
Jerry L. Mayes           3,471,792               117,494             453,594
------------------ --------------------- ------------------- -------------------
Mark A. Krentz           3,468,559               120,727             453,594
------------------ --------------------- ------------------- -------------------
Dale A. Parkison         3,471,879               117,407             453,594
------------------ --------------------- ------------------- -------------------

Matter 2. The ratification of the appointment of Crowe Horwath LLP as the Company's independent public accounting firm for the year ending December 31, 2010.

------------------------ --------------------------- ---------------------------
Shares Voted For            Shares Voted Against                   Abstentions
------------------------ --------------------------- ---------------------------
    4,003,083                      35,600                                  4,197
------------------------ --------------------------- ---------------------------


Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LAPORTE BANCORP, INC.


DATE:  May 21, 2010                     By: /s/ Lee A. Brady
                                           -------------------------------------
                                           Lee A. Brady
                                           President and Chief Executive Officer